BURNHAM INVESTORS TRUST
Burnham Fund
BURHX (Class A)
BURIX (Class B)
BURJX (Class C)
Burnham Financial Services Fund
BURKX (Class A)
BURMX (Class B)
BURNX (Class C)
Burnham Financial Industries Fund
BURFX (Class A)
BURCX (Class C)
Burnham U.S. Government Money Market Fund
BUTXX
Supplement dated May 28, 2010
to the Prospectus dated May 1, 2010
Effective May 28, 2010, the following section, “Disclosure of Portfolio Holdings,” found on page 36 of the Prospectus is replaced in its entirety with the following:
DISCLOSURE OF PORTFOLIO HOLDINGS
A full schedule of portfolio holdings for each fund (other than the Burnham U.S. Government Money Market Fund), current as of month-end, is available on the Trust’s website at www.burnhamfunds.com approximately 30 days after the end of each month. This information will remain available on the website at least until the date on which the funds file a Form N-CSR or Form N-Q with the U.S. Securities and Exchange Commission (the “Commission”) for the period that includes the date as of which the information is current. The Trust may suspend the posting of this information or modify this policy without notice to shareholders. In order to comply with amendments to Rule 2a-7 of the 1940 Act, effective October 7, 2010, information concerning Burnham U.S. Government Money Market Fund’s portfolio holdings will be posted on the Trust’s website five business days after the end of the month and will remain posted on the website for six months thereafter. A description of the Trust’s policies and procedures with respect to the disclosure of the Trust’s portfolio securities is available in the SAI.
Effective May 28, 2010, the following paragraph is added after the first paragraph of “Redeeming Shares,” on page 50 of the Prospectus:
The Burnham U.S. Government Money Market Fund shall have the ability to suspend redemptions and postpone payment of redemption proceeds in order to facilitate its orderly liquidation in accordance with Rule 22e-3 of the 1940 Act if: (i) the Board of Trustees, including a majority of Trustees who are not interested persons of the Burnham U.S. Government Money Market Fund, determines that the extent of deviation between the Burnham U.S. Government Money Market Fund’s amortized cost price per share and its current NAV calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to investors or existing shareholders; (ii) the Burnham U.S. Government Money Market Fund’s Board of Trustees, including a majority of Trustees who are not interested persons of the Burnham U.S. Government Money Market Fund, irrevocably has approved the liquidation of the Burnham U.S. Government Money Market Fund.
Call Burnham Investors Trust at 1-800-462-2392 for more information.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE